UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2020

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. 19th Street 8th Floor New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 268-7400

New Fortress Energy LLC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NFE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

New Fortress Energy Inc. is providing the disclosure contained in this Current Report on Form 8-K in order to reflect the completion of its conversion (the “Conversion”) from a Delaware limited liability company named New Fortress Energy LLC (“NFE LLC”) to a Delaware corporation named New Fortress Energy Inc. (“NFE Inc.”) effective at 12:01 a.m. (Eastern Time) on August 7, 2020 (the “Effective Time”). References to the “Company” in this report mean (i) prior to the Effective Time, NFE LLC, and (ii) following the Effective Time, NFE Inc.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in connection with the Conversion, on August 3, 2020, NFE LLC notified the NASDAQ Global Select Market (“Nasdaq”) that the Certificate of Conversion to a Corporation of New Fortress Energy LLC (the “Certificate of Conversion”) had been filed with the Secretary of State of the State of Delaware. At the Effective Time, each Class A share, representing Class A limited liability company interests of the Company (“Class A LLC Share”), outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Class A common stock, $0.01 par value per share, of NFE Inc. (“Class A Common Stock”). As of the open of trading on Friday, August 7, 2020, the Company expects that Nasdaq will provide that the Class A Common Stock will be listed in place of the Class A LLC Shares and will trade on Nasdaq under the existing ticker symbol, “NFE,” and the existing CUSIP number (CUSIP: 644393100), and the Company expects Nasdaq to file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to report that the Class A LLC Shares are discontinued for trading on Nasdaq. As a result, any holder of Class A LLC Shares that traded on Nasdaq immediately prior to the Effective Time will hold the same number of shares of Class A Common Stock traded on Nasdaq immediately after the Effective Time.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent applicable, the disclosures set forth in (i) Item 3.01 above regarding the conversion of the Class A LLC Shares into Class A Common Stock, (ii) Item 5.03 below regarding the Certificate of Conversion, the Certificate of Incorporation of New Fortress Energy Inc. (the “Certificate of Incorporation”) and the Bylaws of New Fortress Energy Inc. (the “Bylaws”), and (iii) Item 8.01 below regarding the Conversion are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors and executive officers of NFE Inc. immediately after the Conversion were the same individuals who were directors and executive officers, respectively, of NFE LLC immediately prior to the Conversion. In addition, the committees of the board, and the membership thereof, immediately prior to the Effective Time, were replicated at NFE Inc. at the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, NFE LLC was converted to NFE Inc. pursuant to the Certificate of Conversion. The Certificate of Incorporation and Bylaws of NFE Inc. provide its stockholders with substantially the same rights and obligations that members had in the Company’s First Amended and Restated Limited Liability Company Agreement.

The foregoing description of the Certificate of Conversion, Certificate of Incorporation and Bylaws does not purport to be complete and is qualified in its entirety by reference to Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 8.01.	Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), NFE Inc. is a successor registrant to NFE LLC and thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The shares of Class A Common Stock, as the successor registrant to NFE LLC, are deemed to be registered under Section 12(b) of the Exchange Act. Holders of uncertificated shares of NFE LLC immediately prior to the Conversion continued as holders of uncertificated stock of NFE Inc. upon effectiveness of the Conversion.

Description of Capital Stock

The Description of Capital Stock set forth in Exhibit 99.1 is being filed for the purpose of providing a description of the capital stock of the Company. The Description of Capital Stock summarizes the material terms of the Company’s capital stock as of the date hereof. This summary is not a complete description of the terms of the Company’s capital stock and is qualified by reference to the Company’s Certificate of Incorporation and Bylaws, each filed herewith, as well as applicable provisions of Delaware law.

The Description of Capital Stock set forth in Exhibit 99.1 is incorporated into this Item 8.01 by reference. The disclosure contained in this Current Report on Form 8-K modifies and supersedes any corresponding discussions included in any registration statement or report previously filed with the SEC pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder to the extent they are inconsistent with such information.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Conversion to a Corporation of New Fortress Energy LLC (incorporated herein by reference to Exhibit 99.2 of the Company’s Quarterly Report on Form 10-Q filed on August 4, 2020)

3.2	Certificate of Incorporation of New Fortress Energy Inc. (incorporated herein by reference to Exhibit 99.3 of the Company’s Quarterly Report on Form 10-Q filed on August 4, 2020)

3.3	Bylaws of New Fortress Energy Inc. (incorporated herein by reference to Exhibit 99.4 of the Company’s Quarterly Report on Form 10-Q filed on August 4, 2020)

99.1	Description of Capital Stock

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: August 7, 2020	By:	/s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Chief Financial Officer